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EXHIBIT 10.85

                         THIRD AMENDMENT TO SPACE LEASE

                             Carr-Gottstein Building

                             Forest Oil Corporation

         This Third Amendment to Space Lease, dated this 14 day of August, 2007, between WHALE BUILDING, LLC, a Delaware Limited Liability Company successor in interest to Carr Gottstein Properties, a general partnership "Landlord" and FOREST OIL CORPORATION, a New York corporation successor in interest to Forcenergy Inc, a Delaware corporation, "Tenant" is attached to and made part of that certain Space Lease dated March 5, 1997, amended by First Amendment to Space Lease dated May 1, 1998, and as amended by Second Amendment to Space Lease effective June 1, 2002 between Landlord and Tenant concerning premises located in the Carr-Gottstein Building located at 310 "K" Street, Suite 700, Anchorage, Alaska consisting of approximately 12,315 square feet (Space Leased).

         IT IS HEREBY AGREED that the following sections of the above-referenced Space Lease shall be amended as follows:

1. SECTION 2.01 LENGTH OF TERM.

         The new term of this Lease ("Term") shall be extended for one (1) five
(5) year term beginning June 1, 2007 and ending May 31, 2012.

         REPLACE THE LANGUAGE IN SECTION 2.01(a) AS FOLLOWS:

         2.01A. With the execution of this Third Amendment, Tenant has exercised its one (1) five (5) year Lease Extension Option to renew the Lease as provided for in the Second Amendment effective June 1, 2002.

                  1. Tenant may extend this Lease for one (1) additional period of five (5) years (Option Term) beginning immediately after the Term, upon the same terms and conditions of the Lease, except that:

                           A) the Term shall be extended as stated above; and

                           B) the Rent shall be adjusted to fair market rent as set forth below, and

                           C) Landlord will provide Landlord standard carpet and paint for Lease Option Term. Tenant will be responsible for movement of furniture, fixtures and equipment as required.

                           Tenant shall provide notice in writing at least one hundred eighty (180) days prior to the end of the Term of its intent to exercise its Option, or it shall lapse. Tenant may not exercise this Option while it is in default under this Lease.

                  2. In the event Tenant timely elects to exercise its Option to extend the term of this Lease, Tenant shall with its written notice state its position on fair market rent for the first year of the Option Term. Landlord, within thirty (30) days of the receipt of Tenant's written offer shall, by written notice to Tenant, accept Tenant's offer or state Landlord's position on the rental to be paid by Tenant. In the event the parties are unable to agree upon the rental for the option term within ninety (90) days of Tenant's initial written offer, landlord and Tenant shall agree upon an appraiser, who shall thereupon determine the fair market rental value of the Leased Premises, which shall not be less than Tenant's written offer, nor more than stated in Landlord's written notice. The parties shall equally divide the cost of such appraisal. If the parties are unable to agree upon an appraiser, then each party shall hire its own appraiser at its own cost, who shall



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                           produce a limited appraisal within 45 days of the
                           assignment. All appraiser(s) selected shall be instructed to set rent in accordance with the following definition of fair market rent:

                                    Fair Market Rent shall be the rental income that a property would most likely command in an open market. In selecting and adjusting comparable leases, the appraisers shall: (i) select comparable data prevailing for similar quality space in Anchorage, with similar amenities and level of tenant improvements (disregarding which party paid for the improvements), and similar service levels; (ii) consider the terms and conditions of the Lease; including adjustments for load Actors to compare rentable and usable space; and (iii) disregard tenant improvement allowances and broker commissions.

                  3. If the parties are unable to agree upon Option Rent after review of the two appraisal results, then the 2 appraisers shall elect a third appraiser, who will review the appraisals, and without undertaking his or her own appraisal, shall select one appraisal as the one most reflective of fair market rent considering these instructions. The party whose appraisal was not selected shall pay the fees of the third appraiser. Such decision shall be binding upon the parties as an arbitration award enforceable as such as allowed under applicable Alaska law.

                  4. All appraisers selected shall be members of the American Institute of Real Estate Appraisers.

                  5. The second and subsequent Lease years in the Option Term shall increase in accordance with the Consumer Price index as set forth in section 3.01.

2. SECTION 3.01 COVENANT TO PAY RENT. REPLACE THE LANGUAGE IN THIS SECTION AS FOLLOWS:

         Tenant covenants to and shall pay to Landlord in care of Whale Building, LLC, 4000 W. Dimond Blvd., Suite 240, Anchorage, Alaska 99502, or at such other place as Landlord may designate, in advance, on the fast day of each calendar month during the term hereof, monthly rent as follows:

LEASE OPTION TERM        RATE           MONTHLY RENT             ANNUAL RENT
-----------------        ----           ------------             -----------
06/01/07 - 06/30/07                     $30,787.50
07/01/07 - 05/31/08      $2.60/sf       $32,000.00               $384,000.00
06/01/08 - 05/31/12                     $32,000.00 plus annual CPI increases

         At the beginning of and for each Lease Year (the term "Lease Year" shall mean the twelve-month period beginning with the commencement of the Term hereof, and each successive twelve-month period thereafter during the Term hereof), after the first Lease Year of this lease until this lease is terminated as hereinafter set forth, the basic rent shall be adjusted and changed as follows:

                  Landlord shall compute the increase, if any, in the cost of living from the base month, as defined below, based upon the index, now known as the "Consumer Price Index for all Urban Consumers", all items for Anchorage, Alaska (1982-84=100), hereinafter called the "Index", published by the Bureau of Labor Statistics of the United States Department of Labor.

                  The index number indicated in the columns for the city of Anchorage, Alaska, entitled "All Items" for the last calendar month for which the Index is reported preceding the month in which the term of this Lease commences, "Base Month", shall be the "Base Index Number" and the corresponding Index Number for the Base Month in the applicable Lease Year shall be the "Current Index Number".

                  The Current Index Number shall be divided by the Base Index Number, From the quotient thereof, the resulting positive number shall be deemed to be the factor to use to calculate the increase in the cost of living.


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                  Such factor multiplied by the monthly rent for the first Lease
         Year shall be the new monthly rent for the second Lease Year. For each successive Lease Year, the monthly rent shall be adjusted using the Current Index Number and the Base Index Number as set forth above. In no event shall the monthly rent payable by Tenant be reduced.

                  If publication of the Consumer Price Index for Anchorage, Alaska, shall be discontinued, the parties hereto shall thereafter accept comparable statistics on the cost of living for Seattle/Everett or Seattle/Tacoma Washington, as they shall be computed and published by an agency of the United States or by a responsible financial periodical recognized authority then to be selected by the parties hereto. In the event of: 1) use of comparable statistics in place of the Consumer Price Index as mentioned above, or 2) publication of the index figure at other than bimonthly intervals, there shall be made in the method of computation herein provided, such revisions as the circumstances may require to carry out the intent of this Section.

3. SECTION 6.01 ASSIGNMENT AND SUBLETTING. - ADD AS A SEPARATE PARAGRAPH UNDER
   SECTION 6.01(a):

                  If requested to do so by Tenant, Landlord will consent to an assignment of Tenant's Space Lease to Pacific Energy Resources Limited, or any wholly-owned subsidiary thereof.

4. SECTION 12.15 TERMINATION OPTION. - THIS SECTION IS ELIMINATED IN ITS
   ENTIRETY.

5. EXHIBIT B: LANDLORD'S WORK: - THIS EXHIBIT SHALL BE MODIFIED AS FOLLOWS:

                  With the execution of this Third Amendment to Space Lease, Landlord hereby agrees to repair damaged or leaking windows no later than October 31, 2007.

Except as specifically stated above, all the terms, covenants and conditions of the original Space Lease dated March 5, 1997 and amendments thereto for the Carr-Gottstein Building shall remain in full force and effect.

THERE IS NO FURTHER TEXT ON THIS PAGE.



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         IN WITNESS WHEREOF, the parties have executed this Third Amendment to
Space Lease on the day and year indicated next to their signature below.

          LANDLORD:           WHALE BUILDING LLC, a Delaware Limited Liability
                              Company

                              Member: Carr-Gottstein Properties, Limited
                                      Partnership, an Alaska partnership

                              By: Carr-Gottstein GP, LLC, an Alaska LLC
                                  Its general partner

Date: 17 August 07            By: /s/ Robert A. Mintz
                                  ---------------------------------------
                                  Robert A. Mintz
                                  Authorized Agent

          TENANT:             FOREST OIL CORPORATION, a New York corporation

Date: 8/14/07                 By: /s/ Leonard C. Gurule
                                  ---------------------------------------
                                  Signature

                                  Leonard C. Gurule
                                  ---------------------------------------
                                  Printed Name

                             Its: Sr. Vice President
                                  ---------------------------------------
                                  Title




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